Exhibit 99.1

Martin Midstream Partners L.P. 7th Annual Wachovia Pipeline & MLP Symposium December 9, 2008 NASDAQ: MMLP

3 Forward-Looking Statements Statements included that are not historical facts (including any statements concerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto), are forward-looking statements. These statements can be identified by the use of forward-looking terminology including "forecast," "may," "believe," "will," "expect," "anticipate," "estimate," "continue" or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other "forward-looking" information. We and our representatives may from time to time make other oral or written statements that are also forward-looking statements. These forward-looking statements are made based upon management's current plans, expectations, estimates, assumptions and beliefs concerning future events impacting us and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons. A discussion of these factors, including risks and uncertainties, is set forth in Martin Midstream's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. Martin Midstream expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

5 Management Representatives Ruben Martin President & Chief Executive Officer Bob Bondurant Chief Financial Officer

7 MMLP Snapshot Diversified MLP with operations in Natural Gas Services Terminalling and Storage Marine Transportation Sulfur Services Consistent distribution growth with attractive yield Eighth consecutive quarterly distribution increase Distribution growth of 10.3% over the last year Total unit coverage at 1.2x(1) Current yield of approximately 18% Visible organic growth Up to $75 million in organic growth capex budgeted for 2009 Amount subject to sales of non-core assets and new financing Some intrasegment variability with overall cash flow stability (1) Calculated as distributable cash flow divided by actual cash distributed for the 12-month period ending 9/30/08.

9 Natural Gas Services Overview The Natural Gas Services segment includes Gas gathering and processing in East Texas & the Texas Gulf Coast ~47% of 2009 volumes hedged Wholesale natural gas liquids (NGLs) distribution and storage Wholesale and retail propane distribution Key Natural Gas Services assets include Waskom Plant 265 MMcfd natural gas processing plant with 12,500 bpd of fractionation capacity located in East Texas 46% POLs, 40% fee-based, 14% POPs and <1% keep-whole Woodlawn Plant 30 MMcfd gas processing plant located in East Texas Over 860 miles of pipelines including over 580 miles of natural gas gathering lines and over 280 miles of NGL condensate lines in North Central and East Texas, the Texas Gulf Coast and offshore Texas 3 wholesale NGL terminals in LA, MS and TX with 2.1 million bbls of storage capacity 3 retail terminals in East Texas Waskom Plant

11 Terminalling & Storage Overview The Terminalling & Storage segment includes Shorebase Terminals 13 "shorebase" terminals across the Texas and Louisiana Gulf Coast Approximately 170 tanks with aggregate storage capacity of approximately 397,000 bbls Customer base primarily offshore E&P and oilfield service companies MRMC markets diesel fuel, fuel oils and other products from these terminals Fixed-fee contracts with upside (limited downside) based on throughput volumes Specialty Terminals 10 inland terminals primarily located along the Gulf Coast region Approximately 200 tanks with aggregate storage capacity of over 2.2 million bbls Customer base primarily refiners and processors Products handled include natural gasoline, asphalt, sulfur, fuel oil, crude oil, etc. Contracts primarily based on minimum throughput arrangements Pelican Island Terminal

Marine Transportation Overview

M/V Marie C



- The Marine Transportation segment includes
  - Inland division
    - 37 inland tank barges
      - 15 barges with <20,000 bbl capacity
      - 22 barges with 20,000-30,000 bbl capacity
      - Transport crude oil, fuel oil, asphalt, etc.
    - 18 inland push boats with 800 – 3,800 hp
    - Operates primarily in the Intracoastal Waterway, the Mississippi River and the Tennessee-Tombigbee Waterway systems
  - Offshore division
    - 4 offshore tank barges with 40,000 – 95,000 bbl capacity
    - 4 offshore tugboats with 3,200 – 7,200 hp
  - Products transported include crude oil, fuel oil, diesel, gasoline, molten sulfur and asphalt
  - Typical contracts include a guaranteed day rate with fuel passthrough and labor escalators
  - Customers include major petroleum and petrochemical companies and our general partner

MARTIN MIDSTREAM PARTNERS

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15 Sulfur Services Overview The Sulfur Services segment includes Legacy Fertilizer business Six sulfur-based fertilizer production plants Over 380,000 tons/yr of production capacity Located in Texas, Illinois and Utah Nutrient sulfur, ammonium sulfate, etc. One emulsified industrial sulfur plant 150,000 ton/yr sulfuric acid plant in Plainview, TX Volumes dependent primarily on agricultural demand Legacy Sulfur business 2 sulfur prillers with 3,000 metric tons/day of prilling capacity located in Beaumont, Texas and Stockton, California Additional 2,000 tons prilling capacity coming online in February 2009 in Beaumont 1 offshore/1 inland tug barge unit and two additional barges used to transport molten sulfur 3 tanks with 46,000 long tons of molten sulfur storage capacity in Beaumont and Tampa Revenue earned under fee-based volume contracts and buy/sell contracts Sulfuric Acid Plant

17 MMLP Midstream Value Chain Marine Transportation Terminalling & Storage Natural Gas Services Wellhead Crude Oil & Natural Gas Refining & Processing Storage Consumer Sulfur Services Wellhead Refined / Processed Products

19 Business Profitability Drivers Drilling technologies East Texas drilling activity (sustainable commodity prices) Fractionation capability Contract mix Gulf of Mexico drilling activity Drilling technologies Commodity prices Gulf Coast labor costs Domestic and international fertilizer demand Heavy industrial demand Refinery utilization Refinery sophistication (expansions) Demand for water-borne transport of petroleum products Refinery expansions Industry fleet profile (new construction vs. retirement) Age pre-emption forced by majors Shipyard, maintenance and crew costs

21 Diversified Cash Flow Profile Percentages in segments based on estimated contribution to 2009 Adjusted EBITDA before indirect selling, general and administrative expense. See page 20 for definition of Adjusted EBITDA. 20-30% 20-30% 20-25% 20-25% Natural Gas Services Terminalling & Storage Marine Transportation Sulfur Services

23 Limited Direct Commodity Price Exposure MMLP has a diversified business mix with limited direct commodity price exposure Natural Gas Services Adjusted EBITDA estimated at 20-30% of MMLP Typical 12-month forward volumes hedged around 50-75% $1.00 change in natural gas prices results in $575,000 impact(1) $10.00 change in crude oil price results in an estimated $1,150,000 impact(1) Minor keep-whole exposure (weighted to fee-based, POP and POL contracts) (1) Estimated impact for 2009. Sulfur Services Adjusted EBITDA estimated at 20-30% of MMLP Recent volatility in sulfur prices are abnormal and are not expected long- term Return to more normalized, margin-based business expected in 2009 4Q price decline will impact MMLP positively due to contract structure Overall, business is based on long-term margin-based contracts that provide the ability to take advantage of short-term opportunities Terminalling & Storage is primarily a fee-based business with contracts that are either fixed-fee contracts or contracts with minimum throughput arrangements Marine Transportation is primarily a fee-based business with contracted dayrates and contracts lasting from 6 months to 3 years See page 20 for definition of Adjusted EBITDA.

Areas of Operation

27 Alignment of Interests Public 29.2% LP (Common) 5.7% LP (Subordinated) 65.1% LP (Common) General Partner owns a 34.9% LP interest and a 2.0% GP interest Subordination ends in 2009(1) 100% 2.0% GP + IDRs (1) 850,674 subordinated units convert to common units in 4Q 2009. Martin Resource Management Corporation General Partner

29 2009 Growth Capex Program MMLP has budgeted up to $75 million for organic growth projects in 2009 ~$15 million of 2009 budget is remaining capital to be spent under the 2008 growth capex program The amount and timing of the 2009 projects are dependent on MMLP's access to capital through its existing credit line and MMLP's successful sale of non-core assets As of 9/30/08, availability under credit facility was $45 million Pursuing asset sales with potential proceeds of $65 million Highest value projects will be given priority The major projects for 2009 include the following: Marine New Build Program ($20-$30 million; 4Q '09) Prism Asset Expansions & Upgrades at Waskom & Woodlawn ($10-$20 million; 2Q & 4Q '09) New Priller & Priller Pad Expansion ($4 million; 2Q '09) Various Terminalling & Storage Expansions & Upgrades ($5 million; throughout 2009) Total 2009 organic growth investments estimated at an overall Adjusted EBITDA multiple of 4-7x (1) (1) See page 20 for definition of Adjusted EBITDA. Adjusted EBITDA multiple is an estimate.

31 Plan for Funding 2009 Growth Capex As of 9/30/08, ~$45 million of availability with potential increased availability through asset sales: MMLP pursuing up to $65 million in asset sales Assets are non-core with little-to-no impact to historical distributable cash flow Potential $20-$30 million resulting from sale of non-core marine assets (high-probability) Potential $30-$35 million resulting from sale of non-core terminalling assets (medium probability) $325 million credit facility matures in November 2010

33 Improving Distribution Growth & Coverage Most recent quarterly distribution increase represents 10.3% year-over-year growth Total unit coverage continues to improve (currently at 1.17x)(1) Eight consecutive increases in quarterly distribution 10.3% Distribution Growth Quarterly Distribution TTM Total Unit Coverage (1) TTM Total Unit Coverage calculated as distributable cash flow divided by actual cash distributed for the four previous reported quarters.

35 Martin Resource Management Corporation ("MRMC") is a leading provider of transportation, terminalling, marketing and logistics management services for the energy and petrochemical industries The predecessor to MRMC was founded in 1951 by R.S. Martin, Jr. and MRMC currently employs over 1,800 people primarily in the Gulf Coast region 2008 estimated Revenue of $1.8 billion(1) Subsidiaries and investments of MRMC include: Midstream Fuel Service LLC - provider of fuels, lubricants and logistical support Martin Product Sales LLC - fuel oil, asphalt and sulfuric acid distribution Cross Oil Refining & Marketing, Inc. - naphthenic lube refining and distribution Martin Transport, Inc. - truck transportation 50% interest in Cardinal Gas Storage Partners - natural gas storage MRMC currently has $60 million of availability on its existing $215 million credit facility that matures in November 2011 MRMC privately owned by the Martin family and its employees 72% by the Martin Family 28% by the Employees Our General Partner (1) MRMC management estimates.

37 CGSP is a joint venture with Energy Capital Partners that is focused on building, owning and operating North American natural gas storage facilities Our General Partner MRMC contributed its Arcadia Gas Storage project to CGSP in May 2008 CGSP has disclosed three projects that are in early phases of development: Arcadia Gas Storage - 13.8 Bcf of salt dome natural gas storage located in Arcadia, LA Perryvile Gas Storage - 22.5 Bcf of salt dome natural gas storage near Delhi, LA Cadeville Gas Storage - 16.5 Bcf of depleted reservoir natural gas storage in North Louisiana Gas production from East Texas and the Barnett and Haynesville Shales driving new takeaway capacity

39 MMLP calculates EBITDA as follows: net income (as reported in its Consolidated Statements of Operations) plus interest expense (as reported in its Consolidated Statements of Operations), less equity in earnings of unconsolidated entities (as reported in its Consolidated Statements of Operations), plus depreciation and amortization (as reported in its Consolidated Statements of Operations). MMLP currently owns 50% partnership interests in Waskom Gas Processing Company ("Waskom"), Matagorda Offshore Gathering System ("Matagorda"), and Panther Interstate Pipeline Energy LLC ("PIPE"). MMLP also owns a 20% interest in a partnership that owns lease rights to the Bosque County Pipeline ("BCP"). All of these interests are accounted for by the equity method of accounting. As such, MMLP does not include any portion of the net income from these interests in its operating income as reported in its Consolidated Statements of Operations. However, because MMLP receives distributions in-kind and cash distributions from its ownership interests in these partnerships, MMLP includes these distributions in its calculation of Adjusted EBITDA. MMLP calculates Adjusted EBITDA as follows: EBITDA (as defined above), plus distribution in-kind from equity investments (as reported in its Consolidated Statements of Cash Flows), plus distributions from unconsolidated entities (as reported in its Consolidated Statements of Cash Flows), plus return of investments from unconsolidated entities (as reported in its Consolidated Statements of Cash Flows), plus non- cash derivatives (gain) loss (as reported in its Consolidated Statements of Cash Flows), less gain (loss) on disposition or sale of property, plant and equipment (as reported in its Consolidated Statements of Cash Flows). EBITDA & Adjusted EBITDA Disclosure MMLP reports its financial results in accordance with generally accepted accounting principles. However, from time to time, MMLP uses certain non-GAAP financial measures such as EBITDA and Adjusted EBITDA because MMLP's management believes that this measure may provide users of this financial information with meaningful comparisons between current results and prior reported results and a meaningful measure of MMLP's ability to meet its financial obligations. EBITDA and Adjusted EBITDA should not be considered an alternative to cash flow from operating activities or any other measure of financial performance in accordance with generally accepted accounting principles (GAAP) in the United States. Neither EBITDA or Adjusted EBITDA is intended to represent cash flows for the period, nor are they presented as an alternative to income from continuing operations. Furthermore, it should not be seen as a measure of liquidity or a substitute for comparable metrics prepared in accordance with GAAP. This information may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. Accordingly, MMLP has presented herein, and will present in other information it publishes that contains this non-GAAP financial measure, a reconciliation of this measure to the most directly comparable GAAP financial measure.